EXHIBIT 99.1
PROG HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 30, 2020, PROG Holdings, Inc. (previously "Aaron's Holdings Company, Inc.," and referred to below as "PROG Holdings," the "Company," "we," or "our") completed the previously announced separation of its Aaron's Business segment from its Progressive Leasing and Vive segments. The separation was effected through a distribution of all outstanding shares of common stock of The Aaron's Company, Inc. (referred to herein as "The Aaron's Company") to the PROG Holdings shareholders of record as of the close of business on November 27, 2020 (referred to as the "separation and distribution transaction"), which was approved by the PROG Holdings Board of Directors on November 11, 2020. Shareholders of PROG Holdings received one share of The Aaron's Company for every two shares of PROG Holdings common stock.
Upon completion of the separation and distribution transaction, The Aaron's Company became an independent, publicly traded company under the symbol "AAN" on the New York Stock Exchange, while PROG Holdings continues to be listed on the New York Stock Exchange under the new symbol "PRG".
The following unaudited pro forma condensed consolidated financial statements were derived from the condensed consolidated financial statements of Aaron's Holdings Company, Inc. for the nine months ended September 30, 2020, and the consolidated financial statements for the years ended December 31, 2019, 2018, and 2017.
The adjustments within the "Discontinued Operations" column in the unaudited pro forma condensed consolidated statements of earnings and unaudited pro forma condensed consolidated balance sheet for these periods were prepared in accordance with Accounting Standards Codification ("ASC") 205-20, "Discontinued Operations." Amounts reported within discontinued operations reflect the results of The Aaron's Company, adjusted to include costs directly attributable to The Aaron's Company and to exclude general corporate overhead costs not directly attributable to The Aaron's Company. The adjustments within the "Discontinued Operations" column in the unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 reflect certain assets and liabilities transferred between PROG Holdings and The Aaron's Company pursuant to the separation and distribution agreement, including $63.0 million cash and cash equivalents to be retained by The Aaron's Company. Beginning in the fourth quarter of 2020, The Aaron's Company historical financial results, excluding corporate overhead costs, for the periods prior to the distribution date will be reflected in the PROG Holdings' consolidated financial statements as discontinued operations.
The "Pro Forma Adjustments" column in the unaudited pro forma condensed consolidated statements of earnings gives effect to the separation and distribution transaction described above as if it had occurred on January 1, 2019, and the unaudited pro forma condensed consolidated balance sheet gives effect to the transaction as if it had occurred on September 30, 2020. These adjustments reflect pro forma events that are (a) directly attributable to the separation and distribution transaction; (b) factually supportable; and (c) with respect to the condensed consolidated statements of earnings, are expected to have a continuing effect on the results of operations of PROG Holdings, Inc. The pro forma adjustments to reflect the separation and distribution include:
•The cash settlement of all historical outstanding indebtedness, excluding finance lease obligations, prior to the distribution date;
•The execution and draw on the new senior unsecured revolving credit facility, including related interest expense;
•Cash payments specifically related to the separation and distribution transaction; and
•Tax-related adjustments arising from the separation and distribution transaction.
The unaudited pro forma condensed consolidated statements of earnings include certain corporate overhead costs that were previously allocated to the Aaron's Business for segment presentation purposes, such as certain executive management, finance, treasury, tax, audit, legal, risk management, and other overhead functions. These overhead costs, which are in addition to the historical overhead costs allocated to the Progressive Leasing and Vive segments for the periods presented herein, have been classified as continuing operations in accordance with ASC 205-20 for the periods presented herein, as the costs were not directly attributable to the discontinued operations of The Aaron's Company. Management believes most of the overhead costs in excess of the historical allocation to the Progressive Leasing and Vive segments will not be recurring expenses of PROG Holdings as an independent standalone company. As an independent standalone company, management estimates to incur incremental recurring corporate overhead expenses between $5.0 million and $10.0 million, before income taxes annually, in excess of historical corporate overhead allocations to the Progressive Leasing and Vive segments. Significant incremental recurring future corporate overhead costs include, but are not limited to, the following:
•Additional compensation, including equity-based awards, related to new and existing positions;
•Incremental costs related to financial reporting, corporate governance, tax, regulatory compliance, internal audit, external audit fees, and investor relations functions; and
•Higher insurance premiums.

PROG HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The accompanying unaudited pro forma condensed consolidated statements of earnings have not been adjusted for these estimated expenses, as they are projected amounts that may not be considered factually supportable. Refer to Exhibit 99.2 for the adjusted EBITDA non-GAAP financial information for further details on the corporate overhead costs previously allocated to the Aaron's Business segment classified within continuing operations.
These unaudited pro forma condensed consolidated financial statements, which were prepared in accordance with Article 11 of Regulation S-X, are for illustrative and informational purposes only and do not represent what the financial position or results of operations of PROG Holdings would have been had the separation and distribution transaction occurred on the dates indicated above, and do not purport to estimate, and should not be considered representative of, the future financial position or results of operations of PROG Holdings.

PROG HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	September 30, 2020
	Historical	Discontinued Operations (a)	Pro Forma Adjustments		Pro Forma
	(In Thousands)
ASSETS:
Cash and Cash Equivalents	$470,170	$(62,977)	$(277,750)	(b)	$129,443
Accounts Receivable, Net	86,721	(30,557)	—		56,164
Lease Merchandise, Net	1,185,662	(661,522)	—		524,140
Loans Receivable, Net	67,596	—	—		67,596
Property, Plant and Equipment, Net	222,636	(194,970)	—		27,666
Operating Lease Right-of-Use Assets	269,645	(248,124)	—		21,521
Goodwill	291,446	(2,645)	—		288,801
Other Intangibles, Net	169,368	(9,503)	—		159,865
Income Tax Receivable	9,510	(936)	(582)	(d)	7,992
Prepaid Expenses and Other Assets	112,178	(82,205)	2,402	(c)	32,375
Total Assets	$2,884,932	$(1,293,439)	$(275,930)		$1,315,563
LIABILITIES & SHAREHOLDERS’ EQUITY:
Accounts Payable and Accrued Expenses	$320,016	$(245,814)	$17,190	(d)	$91,392
Deferred Income Taxes Payable	231,151	(98,723)	—		132,428
Customer Deposits and Advance Payments	90,085	(49,711)	—		40,374
Operating Lease Liabilities	319,875	(289,204)	—		30,671
Debt	285,123	(285,123)	50,000	(c)	50,000
Total Liabilities	1,246,250	(968,575)	67,190		344,865
Shareholders' Equity:
Total Shareholders' Equity	1,638,682	(324,864)	(343,120)	(e)	970,698
Total Liabilities & Shareholders’ Equity	$2,884,932	$(1,293,439)	$(275,930)		$1,315,563

PROG HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

	Nine Months Ended September 30, 2020
	Historical (as reported)	Discontinued Operations (a)	Pro Forma Adjustments		Pro Forma
	(In Thousands, Except Per Share Data)
REVENUES:
Lease Revenues and Fees	$3,003,187	$(1,153,799)	$—		$1,849,388
Retail Sales	37,104	(37,104)	—		—
Non-Retail Sales	94,710	(94,710)	—		—
Franchise Royalties and Fees	18,168	(18,168)	—		—
Interest and Fees on Loans Receivable	29,555	—	—		29,555
Other	966	(966)	—		—
TOTAL REVENUES	3,183,690	(1,304,747)	—		1,878,943
COSTS AND EXPENSES:
Depreciation of Lease Merchandise	1,672,841	(382,956)	—		1,289,885
Retail Cost of Sales	23,720	(23,720)	—		—
Non-Retail Cost of Sales	82,006	(82,006)	—		—
Operating Expenses	1,099,716	(715,966)	—		383,750
Restructuring Expenses, Net	33,318	(33,080)	—		238
Legal and Regulatory Expense, Net of Recoveries	(835)	—	—		(835)
Impairment of Goodwill	446,893	(446,893)	—		—
Other Operating (Income) Expense, Net	(128)	796	—		668
	3,357,531	(1,683,825)	—		1,673,706
OPERATING PROFIT (LOSS)	(173,841)	379,078	—		205,237
Interest Income	560	(560)	—		—
Interest Expense	(8,625)	8,625	(1,665)	(f)	(1,665)
Other Non-Operating Income, Net	327	(327)	—		—
(LOSS) EARNINGS BEFORE INCOME TAXES	(181,579)	386,816	(1,665)		203,572
INCOME TAX (BENEFIT) EXPENSE	(79,296)	93,211	(410)	(g)	13,505
NET (LOSS) EARNINGS	$(102,283)	$293,605	$(1,255)		$190,067
(LOSS) EARNINGS PER SHARE
Basic	$(1.52)				$2.83
Assuming Dilution	$(1.52)				$2.80
WEIGHTED AVERAGE SHARES OUTSTANDING:
Weighted Average Shares Outstanding - Basic	67,107				67,107
Weighted Average Shares Outstanding - Diluted	67,107				67,849

PROG HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

	Year Ended December 31, 2019
	Historical (as reported)	Discontinued Operations (a)	Pro Forma Adjustments		Pro Forma
	(In Thousands, Except Per Share Data)
REVENUES:
Lease Revenues and Fees	$3,698,491	$(1,570,358)	$—		$2,128,133
Retail Sales	38,474	(38,474)	—		—
Non-Retail Sales	140,950	(140,950)	—		—
Franchise Royalties and Fees	33,432	(33,432)	—		—
Interest and Fees on Loans Receivable	35,046	—	—		35,046
Other	1,263	(1,263)	—		—
TOTAL REVENUES	3,947,656	(1,784,477)	—		2,163,179
COSTS AND EXPENSES:
Depreciation of Lease Merchandise	1,972,358	(527,331)	—		1,445,027
Retail Cost of Sales	24,024	(24,024)	—		—
Non-Retail Cost of Sales	113,229	(113,229)	—		—
Operating Expenses	1,524,849	(1,014,180)	—		510,669
Restructuring Expenses, Net	39,990	(39,686)	—		304
Legal and Regulatory Expense	179,261	—	—		179,261
Other Operating (Income) Expense, Net	(11,929)	12,234	—		305
	3,841,782	(1,706,216)	—		2,135,566
OPERATING PROFIT	105,874	(78,261)	—		27,613
Interest Income	1,790	(1,790)	—		—
Interest Expense	(16,967)	16,967	(2,220)	(f)	(2,220)
Other Non-Operating Income, Net	2,091	(2,091)	—		—
EARNINGS BEFORE INCOME TAXES	92,788	(65,175)	(2,220)		25,393
INCOME TAX EXPENSE	61,316	(9,088)	(545)	(g)	51,683
NET EARNINGS (LOSS)	$31,472	$(56,087)	$(1,675)		$(26,290)
EARNINGS (LOSS) PER SHARE
Basic	$0.47				$(0.39)
Assuming Dilution	$0.46				$(0.39)
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	67,322				67,322
Assuming Dilution	68,631				67,322

PROG HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

	Year Ended December 31, 2018
	Historical (as reported)	Discontinued Operations (a)	Pro Forma
	(In Thousands, Except Per Share Data)
REVENUES:
Lease Revenues and Fees	$3,506,418	$(1,507,437)	$1,998,981
Retail Sales	31,271	(31,271)	—
Non-Retail Sales	207,262	(207,262)	—
Franchise Royalties and Fees	44,815	(44,815)	—
Interest and Fees on Loans Receivable	37,318	—	37,318
Other	1,839	(1,839)	—
TOTAL REVENUES	3,828,923	(1,792,624)	2,036,299
COSTS AND EXPENSES:
Depreciation of Lease Merchandise	1,727,904	(508,870)	1,219,034
Retail Cost of Sales	19,819	(19,819)	—
Non-Retail Cost of Sales	174,180	(174,180)	—
Operating Expenses	1,618,423	(957,324)	661,099
Restructuring Expenses, Net	1,105	(1,105)	—
Other Operating Income, Net	(2,116)	1,483	(633)
	3,539,315	(1,659,815)	1,879,500
OPERATING PROFIT	289,608	(132,809)	156,799
Interest Income	454	(454)	—
Interest Expense	(16,440)	16,440	—
Impairment of Investment	(20,098)	20,098	—
Other Non-Operating Expense, Net	(1,320)	1,320	—
EARNINGS BEFORE INCOME TAXES	252,204	(95,405)	156,799
INCOME TAX EXPENSE	55,994	(24,498)	31,496
NET EARNINGS	$196,210	$(70,907)	$125,303
EARNINGS PER SHARE
Basic	$2.84		$1.81
Assuming Dilution	$2.78		$1.77
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	69,128		69,128
Assuming Dilution	70,597		70,597

PROG HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

	Year Ended December 31, 2017
	Historical (as reported)	Discontinued Operations (a)	Pro Forma
	(In Thousands, Except Per Share Data)
REVENUES:
Lease Revenues and Fees	$3,000,231	$(1,433,818)	$1,566,413
Retail Sales	27,465	(27,465)	—
Non-Retail Sales	270,253	(270,253)	—
Franchise Royalties and Fees	48,278	(48,278)	—
Interest and Fees on Loans Receivable	34,925	—	34,925
Other	2,556	(2,556)	—
TOTAL REVENUES	3,383,708	(1,782,370)	1,601,338
COSTS AND EXPENSES:
Depreciation of Lease Merchandise	1,448,631	(499,464)	949,167
Retail Cost of Sales	17,578	(17,578)	—
Non-Retail Cost of Sales	241,356	(241,356)	—
Operating Expenses	1,403,985	(874,999)	528,986
Restructuring Expenses, Net	17,994	(17,008)	986
Other Operating (Income) Expense, Net	(535)	694	159
	3,129,009	(1,649,711)	1,479,298
OPERATING PROFIT	254,699	(132,659)	122,040
Interest Income	1,835	(1,835)	—
Interest Expense	(20,538)	18,151	(2,387)
Other Non-Operating Income, Net	3,581	(3,581)	—
EARNINGS BEFORE INCOME TAXES	239,577	(119,924)	119,653
INCOME TAX BENEFIT	(52,959)	(40,776)	(93,735)
NET EARNINGS	$292,536	$(79,148)	$213,388
EARNINGS PER SHARE
Basic	$4.13		$3.01
Assuming Dilution	$4.06		$2.96
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	70,837		70,837
Assuming Dilution	72,121		72,121

PROG HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) Reflects the presentation of the results of operations, assets, and liabilities of The Aaron's Company as discontinued operations, excluding general corporate overhead costs which are included in results of continuing operations.
(b) The adjustment to cash and cash equivalents reflects the repayment of outstanding indebtedness inclusive of accrued interest and prepayment fees, the net proceeds from the draw of $50.0 million on the new senior secured revolving credit facility and the payment of $38.7 million of separation and distribution costs prior to and upon the distribution date. The pro forma adjustments are summarized below:

Repayment of outstanding indebtedness	$(286,649)
Payment of separation and distribution costs prior to and upon the distribution date	(38,699)
Net proceeds from the new senior unsecured revolving credit facility	47,598
Total pro forma adjustment to cash and cash equivalents	$(277,750)
(c) Reflects the entry into a $350.0 million new senior unsecured revolving credit facility, of which $50.0 million was drawn prior to the distribution date and which we have assumed to be drawn during the year ended December 31, 2019 and the nine months ended September 30, 2020. The adjustment also reflects the recognition of $2.4 million of debt issuance costs incurred in connection with the new senior unsecured revolving credit facility.
(d) Represents tax-related adjustments arising out of the separation and distribution transaction.
(e) Reflects the impact to shareholders’ equity from the pro forma adjustments described in notes (b), (c), and (d) above.
(f) Reflects interest expense assuming $50.0 million of outstanding borrowings on the $350.0 million new senior unsecured revolving credit facility during the year ended December 31, 2019 and the nine months ended September 30, 2020. The interest expense was calculated based on a commitment fee of 0.25%, an interest rate of 1.90% on outstanding borrowings and the amortization of debt issuance costs. Actual interest expense may be higher or lower in future periods depending on the outstanding borrowings under the new senior unsecured revolving credit facility as well as changes to our floating interest rate.
(g) Reflects the income tax impact of the pro forma adjustments, using the historic blended statutory tax rate for each of the respective periods. The actual blended statutory rate could be different depending on events subsequent to the separation and distribution transaction.